SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003

Union Pacific Corporation

(Exact Name of Registrant as Specified in its Charter)

Utah	1-6075	13-2626465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1416 Dodge Street, Omaha, Nebraska	68179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 271-5777

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.	Regulation FD Disclosure.

Attached as Exhibit 99.1 is the Press Release issued by Union Pacific Corporation (the “Company”) on November 5, 2003, indicating that Union Pacific Capital Trust intends to redeem the remaining convertible preferred securities, which is being furnished herewith and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2003

UNION PACIFIC CORPORATION

By:	/s/ James R. Young

James R. Young Executive Vice President — Finance

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Union Pacific Corporation dated November 5, 2003.